Exhibit 10.1

SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”) is entered into as of April 3, 2017 (“Effective Date”), between NANOFILM, LTD., an Ohio limited liability company (“Borrower”) and MACKINAC COMMERCIAL CREDIT ABL DIVISION OF MBANK, a Michigan banking corporation and successor in interest to Mackinac Commercial Credit, LLC, a Michigan limited liability company (together with its successors and assigns, the “Lender”).

RECITALS

A. Lender and Borrower entered into a Loan and Security Agreement dated April 4, 2014, as amended by a First Amendment to Loan and Security Agreement dated effective as of April 4, 2015 (as amended, the “Loan Agreement”). All capitalized terms not defined herein shall have the same meanings ascribed to such terms in the Loan Agreement.

B. Lender and Borrower have agreed to modify the terms and conditions of the Loan Agreement and Borrower and Lender wish to set forth their agreement regarding the foregoing in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants, conditions, and provisions as hereinafter set forth, the parties hereto agree as follows:

1. Restated Note. Concurrently with the execution and delivery of this Amendment, the Borrower shall execute and deliver to the Lender an Amended and Restated Revolving Credit Loan Note, evidencing the Revolving Credit Loan in the principal amount of $1,500,000 in form and substance satisfactory to the Lender (the “Restated Note”). Upon receipt by the Lender of the Restated Note, the Revolving Credit Loan and all accrued and unpaid interest on that certain Revolving Credit Loan Note dated April 4, 2014 in the original principal amount of $1,500,000 (the “Existing Revolving Note”) shall thereafter be evidenced by the Restated Note; and all references to the “Revolving Credit Loan Note” or “Note” evidencing the Revolving Credit Loan in the Loan Documents relating thereto shall thereafter be deemed to refer to the Restated Note. Without duplication, the Restated Note shall not constitute a novation and shall in no way extinguish the Borrower’s unconditional obligation to repay all indebtedness, including accrued and unpaid interest, evidenced by the Existing Revolving Note.

2. Interest Rate. The definition of “Interest Rate” as set forth in Paragraph 2(c) of the Term Sheet to the Loan Agreement is hereby amended to the “Prime Rate plus 3.0%”.

(a) The following definition of “Prime Rate” is hereby added to Section 1 of the Loan Agreement in appropriate alphabetical sequence:

“Prime Rate” shall mean the U.S. prime rate of interest as published in the Money and Investing Section of the Wall Street Journal (or other comparable publication if the Wall Street Journal is no longer being published, as determined by the Lender). The Prime Rate is not necessarily the lowest rate of interest which may be available from the Lender on fluctuating rate loans.

3. Maturity Date. The definition of “Maturity Date” as set forth in Paragraph 2(e) of the Term Sheet to the Loan Agreement is hereby amended to the earlier of demand or April 4, 2018.

4. Renewal. Section 2(e) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(e) Term; Automatic Renewal. The term of this Agreement and of the Loan shall be on Demand, but if Demand is not made, then no later than the date set forth on the Term Sheet (the “Maturity Date”). Notwithstanding anything to the contrary or inconsistent contained herein, provided no Default exists, the Maturity Date, as extended to April 4, 2018 pursuant to the Second Amendment to Loan and Security Agreement dated April 3, 2017 will automatically be further extended one time for one (1) year (“Renewal Term”), unless either party notifies the other party in writing of its intent not to so extend the Maturity Date at least sixty (60) days prior to the original Maturity Date. If the Maturity Date is extended, Borrower shall pay to Lender a renewal fee in the amount of one percent (1.0%) of the Maximum Loan Amount, which shall be due and payable on or before the beginning of the Renewal Term.

1

5. Change in Name. Section 10(i) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

(i) use any other corporate or fictitious name; provided however, that Borrower may change its entity name to “Pen Brands LLC” on or prior to December 31, 2017 so long as it has provided Lender with 10 days’ prior written notice thereof. Upon the effectiveness of such name change, any and all references herein or in the other Loan Documents to “nanoFILM, Ltd.” or “Nanofilm, Ltd.” shall be deemed to refer to “Pen Brands, LLC.”

6. Tri-Annual Exams. The first sentence of Section 5(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

Lender may, at all reasonable times, but no less than three times in any fiscal year, have access to, examine, audit, make extracts from and inspect Borrower’s records, files, books of account and the Collateral.

7. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to satisfaction of the following conditions:

(a) Amendment Documents. Borrower shall have executed and delivered, or cause to be executed and delivered to Lender, this Amendment (including the acknowledgement and agreement to the amendments contained herein of the Guarantors), the Restated Note, and all other documents and instruments required by Lender in connection with this Amendment.

(b) Lender Expenses. Borrower shall have paid to Lender all of Lender’s legal fees and expenses incurred in connection with the preparation, negotiation and closing of this Amendment.

8. Effect of Amendment. Except for the amendments set forth in this Amendment, the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s obligations under or in connection with the Loan Agreement or any other Loan Document.

9. Miscellaneous.

(a) Entire Agreement. This Amendment, together with the Loan Agreement and other Loan Documents constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Amendment, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of Lender, except for the agreements of Lender set forth herein.

(b) Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party other than Lender may assign any of its rights or obligations hereunder without the prior written consent of Lender.

(c) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF MICHIGAN APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

2

(d) Counterparts; Facsimile or Electronic Signatures. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. A facsimile or PDF signature shall be effective as an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first hereinabove set forth.

BORROWER:

NANOFILM, LTD.,
an Ohio limited liability company

By:	/s/ Anne Marie Thomas
Anne Marie Thomas
Title:	President

LENDER:

MCC-ABL DIVISION OF MBANK,
a Michigan banking corporation

By:	/s/ Edward P. Lewan
Edward P. Lewan
Title:	President

ACKNOWLEDGEMENT OF GUARANTOR

Scott E. Rickert, guarantor under that certain Validity Guaranty dated April 4, 2014 in favor of Lender (the “Validity Guaranty”), and PEN, Inc., a Delaware corporation, a guarantor under that certain Corporate Guaranty dated May 1, 2015 (the “Corporate Guaranty”), each acknowledge the above Amendment and agrees that their respective Guaranty shall continue in full force and effect.

GUARANTOR:

/s/ Scott E. Rickert
Scott E. Rickert, an individual

PEN, INC.
a Delaware corporation

By:	/s/ Scott E. Rickert
Scott E. Rickert
Title:	Chief Executive Officer

3